GUARANTY OF
                           HONDO MAGDALENA OIL & GAS LIMITED
                           ---------------------------------


             This Guaranty, dated as of June 28, 1996 is made by Hondo Magdalena Oil & Gas Limited, a Jersey, Channel Islands corporation (the "Guarantor") and THAMESEDGE, LTD. and English corporation (the "Lender").

                                        Recital

             The Lender has entered into an Agreement dated as of June 28, 1996 ("Agreement"), as it may hereafter be amended or otherwise modified from time to time, being called the Agreement with HONDO OIL & GAS COMPANY, a corporation organized and existing under the laws of Delaware (the "Borrower"). It is a condition precedent to the effectiveness of the Agreement that this company, a wholly owned subsidiary of the Borrower, shall have executed and delivered this Guaranty. Terms defined in the Agreement and not otherwise defined herein have the same respective meanings when used herein, and the rules of interpretation set forth in
        Section 1.03 of the Agreement are incorporated herein by reference.

             SECTION 1. Guaranty. The Guarantor hereby unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under the Credit Documents, whether for principal, interest, fees, expenses or otherwise (the "Obligations"), and agree to pay any and all expenses incurred by the Lender in enforcing any rights under this Guaranty.

             SECTION 2. Guaranty Absolute. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Document, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional, irrespective of the following:

             (a) any lack of validity or enforceability of, or any release or discharge of the Borrower from liability under, the Credit Documents;

             (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of, or any consent to departure from the Credit Documents;


             (c) any subordination, compromise, exchange, release, nonperfection or liquidation of any collateral, or any unenforceability, release, amendment or waiver of, or consent to departure from, any other guaranty, for any or all of the Obligations;

             (d)  any express or implied amendment, modification, renewal,

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        supplement, extension or acceleration of the Obligations or any of the
        Credit Documents;

             (e) any exercise or nonexercise by the Lender of any right or privilege under this Guaranty or any of the other Credit Documents;

             (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to either Guarantor, The Borrower or any other guarantor of the Obligations or any action taken with respect to this Guaranty by any trustee, receiver or court in any such proceeding, whether or not the Guarantors shall have had notice or knowledge of any of the foregoing;

             (g) any assignment or other transfer, in whole or in part, of this Guaranty or of any of the other Credit Documents;

             (h)  any acceptance of partial performance of the Obligations;

             (i) any consent to the transfer of, or any bid or purchase at sale of, any collateral for the Obligations; or

             (j) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any guarantor.

             This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

             SECTION 3. Waivers. Guarantor unconditionally waives any defense to the enforcement of this Guaranty, including the following:

             (a) all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty;
             (b) any right to require the lender to proceed against the Borrower or any other guarantor at any time, to proceed against or exhaust any security held by the Lender at any time or to pursue any other remedy whatsoever at any time;

             (c) the defense of any statute of limitations affecting the liability of Guarantor hereunder, the liability of the Borrower or the enforcement hereof, to the extent permitted by law;

             (d) any defense arising by reason of any invalidity or unenforceability of any of the Credit Documents, any disability of the Borrower or any other guarantor, any manner in which the Lender has exercised its rights and remedies under the Credit Documents or any cessation from any cause whatsoever of the liability of the Borrower;

             (e) any defense based upon an election of remedies by the Lender, including any election to proceed by judicial or nonjudicial foreclosure of any lien, whether on real property or personal property, or by deed in lieu thereof, whether or not every aspect of any foreclosure sale is

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        commercially reasonable, or any election of remedies, including remedies relating to real-property or personal-property security, that destroys or otherwise impairs any subrogation rights of Guarantor or any rights of Guarantor to proceed against the Borrower for reimbursement, or both;

             (f) any duty of the Lender to advise Guarantor of any information known to the Lender regarding the financial condition of the Borrower or any other circumstance affecting the Borrower's ability to perform its obligations to the Lender, it being agreed that such Guarantor assumes responsibility for being and keeping informed regarding such condition or any such circumstance;

             (g) any right of subrogation, contribution, indemnity or otherwise against the Borrower that may arise out of or be caused by this Guaranty, any right to enforce any remedy that the Lender now has or may hereafter have against the Borrower and any benefit of, and any right to participate in, any security now or hereafter held by the Lender; and

             (h) without limiting the generality of the foregoing or any other provision hereof, any rights and benefits that might otherwise by available to such Guarantor under applicable English Law.

             SECTION 4. Payments in Trust. If any amount shall be paid to either Guarantor contrary to the provisions of Section 3(g), such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied to the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

             SECTION 5.  Payments Free and Clear of Taxes, Etc.

             (a) Any and all payments made by Guarantor hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the income of the Lender, and franchise taxes imposed on it, by the jurisdiction under the laws of which the Lender is organized and any political subdivision thereof (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lender, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Guarantor shall make such deductions and
        (iii) Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

             (b) In addition, the Guarantor agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or other with respect to, this Guaranty (hereinafter referred to as "Other Taxes").


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             (c)  The Guarantor will indemnify the Lender for the full amount of
        Taxes and Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date the Lender makes written demand therefor.

             (d) Within 30 days after the date of any payment of Taxes, Guarantor will furnish to the Lender, at its address referred to in
        Section 12, the original or a certified copy of a receipt evidencing payment thereof. If no Taxes are payable in respect of any payment hereunder to the Lender, Guarantor will furnish to the Lender a certificate from each appropriate taxing authority or an opinion of counsel acceptable to the Lender, in either case stating that such payment is exempt from or not subject to Taxes.

             (e) Without prejudice to the survival of any other agreement of the Guarantor hereunder, the agreements and obligations of the Guarantor contained in this Section 5 shall survive the payment in full of the principal of and interest on the Advances.

             SECTION 6.     Judgment.

             (a) If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in United States dollars into another currency, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Lender could purchase United States dollars with such other currency on the Business Day preceding that on which final judgment is given.

             (b) The obligations of the Guarantor in respect of any sum due from them to the Lender hereunder shall, notwithstanding any judgment in a currency other than United States dollars, be discharged only to the extent that, on the Business Day following receipt by the Lender of any sum adjudged to be so due in such other currency, the Lender may in accordance with such other currency; if the United States dollars so purchased are less than the sum originally due to the Lender in United States dollars, the Guarantor agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Lender against such loss, and, if the United States dollars so purchased exceed the sum originally due to the Lender in United States dollars, the Lender agrees to remit such excess to Guarantor.

             SECTION 7.    Consent to Jurisdiction; Waiver of Immunities.

             (a) Guarantor hereby irrevocable submit to the jurisdiction of any New York or federal court sitting in New York in any action or proceeding arising out of or relating to this Guaranty, and the Guarantor hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York or federal court. The Guarantor hereby irrevocable waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum

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        to the maintenance of such action or proceeding.  The Guarantor hereby irrevocably appoints Charles B. McDaniel, Esq., with an office on the date hereof at Hondo Oil & Gas Company, 10375 Richmond Avenue, Suite 900, Houston, TX 77042, telephone (713) 954-4600, telecopier (713) 954-
        4601, as their agent to receive on behalf of the Guarantors and their property service of copies of the summons and complaint and any other process that may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Guarantor in care of the Process Agent at the Process Agent's address above, and the Guarantors hereby irrevocable authorize and direct the Process Agent to accept such service on their behalf. As an alternative method of service, Guarantor also irrevocably consent to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Guarantor at their respective addresses specified in Section 12. Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

             (b) Nothing in this Section shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against Guarantor or their property in the courts of any other jurisdictions.

             (c) To the extent that Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to Guarantor or its property, such Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty.

             SECTION 8. Representations and Warranties. Except as to items disclosed in the Credit Documents, the Guarantor hereby represents and warrants as follows:

             (a) Organization. Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the applicable jurisdiction set forth in the first paragraph of this Guaranty and is duly licensed or qualified and in good standing as a foreign corporation in each other jurisdiction in which failure to qualify would materially and adversely affect the conduct of its business or the enforceability of contractual rights of such Guarantor.

             (b) Due Authorization. The execution, delivery and performance of this Guaranty are within Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) Guarantor's charter documents or by laws or (ii) any applicable Governmental Rule or any contractual restriction binding on or affecting Guarantor.

             (c) Governmental Action. No Governmental Action is required for the due execution, delivery or performance by Guarantor of this Guaranty.

             (d)  Binding Effect.  This Guaranty is the legal, valid and binding

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        obligation of Guarantor enforceable against such Guarantor in accordance with the terms hereof.

             (e) Financial Information. The audited balance sheet of Guarantor and its subsidiaries as of December 31, 1994 and the related audited statements of income and retained earnings of Guarantor and its subsidiaries for the fiscal year then ended, copies of which have been furnished to the Lender, fairly present the financial condition of Guarantor and its subsidiaries as of such date and the results of the operations of Guarantor and its subsidiaries for the year ended on such date, all in accordance with GAAP, and since December 31, 1994 there has been no material adverse change in such condition or operations.

             (f) Litigation. There is no pending or (to the knowledge of Guarantor) threatened action or proceeding affecting Guarantor or any of its subsidiaries before any Governmental Person that may materially and adversely affect the financial condition or operations of Guarantor or any subsidiary thereof or the ability of Guarantor to perform its obligations under this Guaranty, except as disclosed to the Lender in the financial statements referred to in Section 8(e).

             (g) Ownership of Guarantor and Borrower. Borrower owns 100% of the outstanding capital stock of Guarantor.

             SECTION 9. Affirmative Covenants. Guarantor covenants and agrees that, so long as any part of the Obligations shall remain unpaid or the Lender shall have any Commitment, Guarantor will, unless the Lender shall otherwise consent in writing, comply with the following covenants:

             (a) Compliance with Laws, Etc. Guarantor will comply and cause each of its subsidiaries to comply in all material respects with all applicable Governmental Rules, such compliance to include paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property, except to the extent contested in good faith and by appropriate proceedings.

             (b) Maintenance of Existence. Guarantor will preserve and maintain its corporate existence and all of its rights, privileges and franchises necessary and desirable in the normal conduct of its business in a regular manner.


             (c) Reporting Requirements. Guarantor will furnish to the Lender a copy of the annual accounts of Guarantor containing financial statements for each fiscal year, certified by its auditors in accordance with GAAP practice, and such other information respecting the condition of operations, financial or otherwise, of such Guarantor or any of its subsidiaries as the Lender may from time to time reasonably request.

             (d) Notice of Proceedings. Guarantor will promptly give notice in writing to the Lender of all litigation, arbitration proceedings and regulatory proceedings affecting such Guarantor, except litigation or proceedings that, if adversely determined, could not materially and

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        adversely affect the financial condition of such Guarantor.

             SECTION 10. Amendments, Etc. No amendment or waiver of any provision of this Guaranty or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

             SECTION 11. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and mailed (certified mail, return-receipt requested), telecopied or delivered personally, if to Guarantor, c/o Hondo Oil & Gas Company, 10375 Richmond Avenue, Suite 900, Houston, TX 77042, telephone (713) 954-4600, telecopier (713) 954-4601, Attention: Charles B. McDaniel, Esq.; if to
        Lender at Thamesedge, Ltd.,     4 Grosvenor Place, London, SW1X 7DL
        England, telephone 011-44-171-201-6000, telecopier 011-44-171-201-6100,
        Attention: Robin Whitten with a copy to Rudolph H. Funke, Esq. at 805 Third Avenue, 18th Floor, New York, NY 10022, telephone 212-715-7001, telecopier 212-838-8141; or, as to each party, to it at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall be effective, if mailed, 72 hours after being deposited in the mails, or if telecopied or delivered personally, when received.

             SECTION 12. No Waiver; Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, and no single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

             SECTION 13. Continuing Guaranty; Transfer of Note. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until payment in full of the Obligations and all other amounts payable under this Guaranty and expiration of the Commitment, (b) be binding upon the Guarantor and their respective successors and assigns and (c) inure to the benefit of and be enforceable by the Lender and its successors, transferees and assigns. Without limited the generality of the foregoing clause (c), the Lender may assign or otherwise transfer the Note and the Advances to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to the Lender herein or otherwise.

                                      HONDO MAGDELENA OIL & GAS LIMITED


                                      By:       /s/ John J. Hoey
                                              ________________________________

                                      Name:     John J. Hoey
                                              ________________________________

                                      Title:   Managing Director
                                              ________________________________

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